Exhibit 99.1

1 Elixir Gaming Technologies Inc. (NYSE Amex: EGT) Investor Marketing June 2-4, 2010

Safe Harbor Language Forward Looking Statements: This presentation contains forward-looking statements concerning Elixir Gaming, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include statements regarding expectations for the business of Elixir Gaming, its working capital requirements and future revenue and profitability, the project schedule for its Dreamworld Casino and Resort and Elixir Gaming’s ability to fund the Dreamworld project. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks related to the costs incurred by Elixir Gaming in defending shareholder litigation and the outcome of any judgment or settlement with respect to such litigation, Elixir Gaming’s inability to place gaming machines at significant levels, whether the gaming machines placed generate the expected amount of net-win, Elixir Gaming’s ability to successfully execute its plans to build and operate a casino hotel, the ability of Elixir Gaming to acquire additional capital as and when needed, the ability of Elixir Gaming to collect revenue and protect its assets and those other risks set forth in Elixir Gaming’s annual report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 30, 2010 and subsequently filed quarterly reports on Form 10-Q. Elixir Gaming cautions readers not to place undue reliance on any forward-looking statements. Elixir Gaming does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur. 2

Table of Contents Company Background Core Gaming Division Dolphin Division Experienced Management Team Financial Information Investment Considerations 3

4 1. Company Background 1.1 Company Overview Elixir Gaming Technologies, Inc. (“Elixir Gaming” or the “Company”) currently operates under two key business lines with the following visions: Elixir Gaming’s primary business is the placement of gaming machines on a revenue share (participation) model in resorts, hotels, and other venues in emerging and rapidly growing gaming markets in the Asia Pacific region with a current focus on Cambodia and the Philippines. The Company’s goal is to expand its gaming operations by leveraging its established market presence and relationships and the growing demand for gaming in these markets to become the region’s leading gaming operator. Through its Dolphin subsidiary, Elixir Gaming manufactures and sells casino gaming chips and plaques primarily in the markets of Macau and Australia with a goal of becoming a leading supplier to the global gaming industry. Under an experienced management team, Elixir Gaming has redefined its business model over the past six quarters and emerged a stronger company that is poised for selective expansion. Achieved positive adjusted EBITDA for FY:09 and Q1:10. Elixir Gaming is a publicly-traded company in the U.S. on the NYSE Amex under the stock symbol “EGT”. Melco Group (HK:200) holds approximately 40% interest in Elixir Gaming. Melco Group, through Melco Crown (NASDAQ:MPEL), owns interests in gaming, hotel and resort properties such as City of Dreams, Altira Macau, and Mocha in Macau.

5 1. Company Background 1.2 Recent Corporate Developments New contracts for gaming participation operations. Supplemental agreement for 30 gaming machine seats at NagaWorld increasing total machine seats under contract to 670. New agreement for 60 gaming machine seats at new Grand Golden Casino on Cambodia-Vietnam border. Announced incremental leg to long-term growth strategy for gaming business as casino owner operator. Secured land and casino license in strategic location on Cambodia-Vietnam border. Continued success on cost rationalization. Reduced cash SG&A expense 45% in 2009 from 2008 levels and continues to exercise strict cost control. Improved balance sheet and financial flexibility. Amended terms of unsecured promissory note issued to Elixir Group / Melco to defer principal payments on the outstanding principal balance of $9.2 million until July 2011 when monthly payments resume for an 18-month period.

2. Core Gaming Division

2.2 Gaming Participation Business - Cambodia

Market Profile

- Gaming market historically centered on Phnom Penh, which targets tourists (over 2 million estimated visitors in 2008) and large population of foreign passport holders living in the area.
- NagaWorld, a wholly-owned subsidiary of Hong Kong listed NagaCorp Ltd. (HKSE:3918), holds the exclusive casino license in the Phnom Penh area.
- The government issued directives in December 2008 and early 2009, which resulted in the closure of approximately 70 slot clubs in the Phnom Penh area leaving NagaWorld as the only operating gaming establishment in this area.
- Gaming establishments are also present in certain areas that border Vietnam and Thailand, capitalizing on these attractive feeder markets.


THAILAND
LAOS
CAMBODIA
Angkor
Siem Reap
Battambang
Tonle Sap
Mekong
Stung Treng
Kratie
PHNOM PENH
VIETNAM
Sihanoukville
Gulf of Thailand
South China Sea

Dreamworld Club at NagaWorld

- Elixir Gaming manages our slot machines in NagaWorld's casino resort covering most of the currently available prime ground floor slot space.
- As of May 1, 2010, Elixir Gaming had 590 gaming machine seats in operation within NagaWorld and will add a further 80 gaming machine seats by the end of July 2010 for a total of 670 machine seats.



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7 2. Core Gaming Division NagaWorld Contract Terms Elixir Gaming and NagaWorld jointly operate the gaming machines and share in the net WUD and majority of operating costs for such machines at a split of 25% / 75%, respectively. The contract duration for the total 670 gaming machine seats is six years, commencing March 1, 2010. Elixir Gaming collects on a daily basis from the machines’ daily net wins, its relevant portion in cash for all gaming machines. Elixir Gaming is entitled to 100% of the WUD from the gaming machines under a commitment fee arrangement until the Company recoups ALL the commitment fees advanced PLUS its contracted share of the revenue. (While Elixir Gaming collects 100% of the cash gross net win from these units under the commitment fee arrangement only the contracted revenue share is recorded as net revenue.) Elixir Gaming has first right of refusal for any future available space on the casino lobby floor. 2.2 Gaming Participation Business - Cambodia

8 2. Core Gaming Division Electronic gaming machine seats at NagaWorld have ramped up significantly from approximately 200 at the end of January 2009 to 590 as of May 1, 2010. Average WUD improved substantially during the initial ramp up period from $54 in February to over $200 from June through August 2009 on an average approximate installed machine base of 240 units. Average WUD declined in September 2009 after the installation of additional machines but quickly resumed average WUD of over $200 for the months of November and December 2009 and January 2010. With the addition of approximately 110 gaming machine seats in mid-February 2010 and 40 gaming machine seats in April 2010, WUD has held strong at over $180 during these months. 2.2 Gaming Participation Business - Cambodia

9 2. Core Gaming Division 2.1 Two-Pronged Approach Elixir Gaming has expanded the scope of its primary gaming operations through a two-pronged approach in order to capitalize on the fast growing opportunities in the gaming space in our target markets and enhance long-term returns. The two-pronged approach includes: (i) Gaming Participation: Operates under the participation model with an average revenue share of 20% - 25%, which offers recurring daily revenue with strong cash flow potential. Established operations in Cambodia and the Philippines. As of May 1, 2010, Elixir Gaming had 1,487 gaming machine seats in operation (Cambodia: 590 seats and Philippines: 897 seats). Where appropriate and permitted, Elixir Gaming assumes a manager role operating the slot machines in the venues. (ii) Casino Owner and Operator: Own and operate “regional casinos” with a current focus on border areas of countries in South Asia. In May 2010, Elixir Gaming obtained a casino license and placed a deposit on approximately seven acres (30,000 square meters) of land in the Takeo Province of Cambodia next to the Vietnam border with the intent to develop in phases its first casino property. Benefits: The potential for higher long-term incremental returns on the Company’s gaming operations given the ability to collect 100% of the net win per unit per day (WUD) for the gaming floor of its owned casino compared to 20-25% of the machine net win as per the existing participation contracts. Enhance long-term control over operations. Potential to enjoy tax benefits as a casino operator in Cambodia.

10 2. Core Gaming Division Dreamworld Club at Grand Golden Casino In April 2010, Elixir Gaming signed a contract to place approximately 60 electronic gaming machine seats on a participation basis at the new Grand Golden Casino in Kampong Cham Province near the Vietnam border. Elixir Gaming and Grand Golden will jointly operate the gaming machine seats and share in the net WUD and majority of the operating costs for such machines at a split of 30% / 70%, respectively. Machines will be sourced from existing inventory minimizing the necessary capital expenditure. The Company anticipates to fully deploy the 60 gaming machines seats in November 2010 following the completion of the renovations of the designated floor space by the venue owner. 2.2 Gaming Participation Business - Cambodia

11 2. Core Gaming Division Market Profile Philippines is the fifth largest country in Asia. Gaming growth is driven by emerging affluent and middle classes with strong propensity for gaming. Strong regulated market with growing gaming acceptance. Elixir Gaming focuses on Greater Manila, Clark special economic tourism zone, and tourist islands. As of May 1, 2010, Elixir Gaming had 897 gaming machine seats in operation in six venues. Overall stable performance as venues mature and despite temporary dilutive impact to average WUD from the addition of new venues and seasonal factors. Severe adverse weather conditions from eventful typhoon season resulted in weakness to 2H:09 WUD performance. 2.3 Gaming Participation Business - Philippines Initiated market strategy in 2010 to grow WUD for the Philippines operations 20-30% from current levels in the next two to three years through: Focus on targeted marketing (e.g., loyalty programs); Ramp-up of several immature venues; and Reallocation of resources to focus on top-performing venues. Due to the strategic reallocation of certain gaming assets, minor near-term fluctuation in average WUD is anticipated.

12 2. Core Gaming Division 2.4 Gaming Participation Business – Pro-forma Scenarios Scenario 1: WUD of $100 (1) Gaming Machine Seats on Participation (2) 1,500 2,000 2,500 Elixir Gaming Revenue Share 23% 23% 23% Annual Revenues (in millions) $12.6 $16.8 $21.0 Cash COGS (in millions) $1.5 $2.0 $2.5 Cash SG&A (in millions) $6.8 $7.0 $7.2 Annual EBITDA (in millions) $4.3 $7.8 $11.3 Annual EBITDA margin 34.0% 46.3% 53.7% Scenario 2: WUD of $125 (1) Gaming Machine Seats on Participation (2) 1,500 2,000 2,500 Elixir Gaming Revenue Share 23% 23% 23% Annual Revenues (in millions) $15.7 $21.0 $26.2 Cash COGS (in millions) $1.9 $2.5 $3.1 Cash SG&A (in millions) $6.8 $7.0 $7.2 Annual EBITDA (in millions) $7.1 $11.5 $15.9 Annual EBITDA margin 44.8% 54.6% 60.6% (1) Reported average consolidated WUD for Q1:10 was $107. (2) Gaming machine seats in operation on participation as of May 1, 2010 were 1,487.

13 2.5 Casino Owner and Operator - Dreamworld Casino & Resort in Takeo In May 2010, Elixir Gaming was granted a license by the Cambodian government to build and operate a casino hotel called Dreamworld Casino and Resort in the Takeo Province near the Vietnam border. Elixir Gaming has also secured over seven acres of land to construct the facility. Strategic location on the highly-trafficked road that connects Phnom Penh and the major cities in Southern Vietnam. Within three hours drive of several major cities in Southern Vietnam with a total estimated population of approximately 17 million people. Approximately 125 miles (200 kilometers) south of the capital city of Phnom Penh. Near a duty free trading zone that houses a large shopping facility (see pictures). Less than 30 minutes from a famous temple that attracts over one million visitors annually (see pictures). Dreamworld will be a destination for gaming, shopping, and travel (packaged with nearby attractions) targeting the mass market players from Southern Vietnam as well as players with dual passports in the greater Phnom Penh area. 2. Core Gaming Division

14 Duty Free Shops on Vietnam Border

15 Famous Temple in Vietnam Near the Cambodia Border

2.5 Casino Owner and Operator - Dreamworld Casino & Resort in Takeo Phase 1 plan to include 150 electronic gaming machine seats and 20 table games housed on 54,000 sq. ft. of casino floor space and 50 hotel rooms, all of which is expected to be completed in the fourth quarter of 2011. Elixir Gaming intends to develop Phases 2 & 3 of the project dependant on demand and the availability of capital. Capital expenditures for Phase 1 are estimated to be approximately $8 to $10 million. Based on the Company’s estimated project timeline, projected cash flows, and the deferral of principal payments until July 2011 on its unsecured promissory note due to Elixir Group, Elixir Gaming anticipates funding these plans from cash on hand and projected cash flow from operations. The initial plan is to develop Dreamworld Casino and Resort in three phases. 16 2. Core Gaming Division Phase Hotel Incremental Investment Area (sq. ft.) Slots Tables Rooms US$ Millions 1 54,000 150 20 50 $8-10 2 - 150 20 50 $2 3 32,000 150 20 100 $5 Total 86,000 450 60 200 $15-17 Casino

Locations of “Dreamworld” Operations


CHINA
VIETNAM
HANOI
VIENTIANE
LAOS
THAILAND
BANGKOK
CAMBODIA
PHNOM PENH
HO CHI MINH CITY
Vietnam Map

Dreamworld Club at Grand Golden Casino

Dreamworld Club at NagaWorld

Dreamworld Casino & Resort in Takeo

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3. Dolphin Division 3.1 Gaming Chips and Plaques Through Dolphin, Elixir Gaming’s wholly-owned subsidiary in Melbourne, Australia, the Company is one of the few manufacturers providing both traditional and RFID* gaming chips and plaques to casinos around the globe. * Gaming Partners International (NASDAQ:GPIC) has an exclusive license on two patents, which expire in 2015, owned by International Game Technology (NYSE:IGT) to make and sell RFID chips and readers for chip tracking in the U.S. Elixir Gaming has patents or patent applications for the manufacture process of gaming chips and plaques (RFID and non-RFID), which cover a wide range of countries with significant gaming establishments such as the U.S., Australia, and Macau. Dolphin has built a strong reputation in the Macau and Australian markets and is poised to expand into other world gaming markets. Dolphin’s customers include City of Dreams (Macau), Altira (Macau), Galaxy (Macau), Crown Casino (Melbourne), Burswood Casino (Perth), StarCity (Sydney), among others. 18

3.1 Gaming Chips and Plaques Market potential for Dolphin RFID technology in gaming chips and plaques is significantly under-exploited. Elixir Gaming estimates the size of the global gaming chip market to be over 100 million of which approximately 10-12% are RFID chips. The adoption rate of RFID technology within gaming is growing. With manufacturing of RFID and non-RFID gaming chips only, Dolphin has achieved the following: Dolphin has newly developed plaques (RFID and non-RFID), which offer higher incremental profit margin, to complete its product offering to customers. Dolphin secured two initial plaque orders during the second quarter of 2010 to the City of Dreams in Macau and a major casino in Australia. Given its intellectual property, a complete product offering, and deep industry relationships, particularly in Asia, Dolphin is positioned to benefit from industry growth driven by the upgrade cycle to RFID and eventual gaming market expansion. 3. Dolphin Division 19 2007 2008 2009 No. of Chips Manufactured 1,005,502 144,400 1,591,000 Sales (US$ 000's) 2,267 680 4,516 Gross Profit (US$ 000's) 453 116 1,965

3.2 Non-Gaming Product Business Dolphin also manufactures and sells non-gaming products, principally automobile components, and has been a qualified supplier to major auto manufacturers in Australia and elsewhere for an extended period of time. Major customers include GM Holden Ltd., Toyota, Honda, and Futuris Automotive. Auto production in Australia has declined substantially in the last two years due to the global financial crisis and strength of the Australian dollar. While local auto sales have been strong, exports have dropped sharply. As a result of these factors and the January 1, 2010 tariff cut to lower the price of imported models relative to locally produced cars, volatility in the market and consequently, Dolphin auto component sales volumes, is expected to continue for the remainder of 2010. However, Dolphin remains a solid supplier in the industry and is positioned to gain share going forward with the consolidation of competitors in the market. 3. Dolphin Division 20

4. Experienced Management Team Experienced management team with strong relationships and understanding of the regulatory, political, and social dynamics in Asia. Clarence Chung (Chairman and Chief Executive Officer) Joined Elixir Gaming’s board in October 2007 and served as chairman since August 2008. Assumed CEO position in October 2008. Strong financial and gaming industry experience. Also serves as a director of Melco International Development Limited, (HK:200) and of Melco Crown Entertainment Limited (NASDAQ: MPEL). Previously held positions of chief financial officer, investment banker and merger and acquisitions specialist. Named one of the “Asian Gaming 50 - 2009” by Inside Asian Gaming magazine. Architected and executed the Company’s business re-model. Andy Tsui (Chief Accounting Officer) Joined Elixir Gaming in July 2008. Ten years of financial management experience with U.S. listed companies and is a certified public accountant in the U.S. 21

5. Financial Information 5.1 Improving Earnings Performance $US in thousands Q1:10 Q1:09 (except installed machines) Gaming Machine Participation Installed Machines at Period End $1,384 $1,068 Revenue 2,836 946 Cost of Sales 2,228 3,110 Gross Profit / (Loss) 608 (2,164) Table Game Products Revenue 121 78 Cost of Sales 90 25 Gross Profit / (Loss) 31 53 Non-Gaming Products Revenue 1,411 678 Cost of Sales 1,401 713 Gross Profit / (Loss) 10 (35) Total Gross Profit / (Loss) 649 (2,146) Less: SG&A Expenses 1,716 2,799 Research and Development Expenses 85 55 Depreciation and Amortization 229 309 Restructuring Charges 37 499 EBIT (1,418) (5,808) Other Expense (10) (212) Income Tax Expense (235) (3) Net Loss from Continuing Operations (1,663) (6,023) Net Loss $(1,663) $(6,241)

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5.2 Positive Adjusted EBITDA 23 5. Financial Information $US in thousands Q1:10 Q1:09 Net Loss $(1,663) $(6,241)  Loss from discontinued operations — 218 Interest expense 122 136 Interest income (12) (38) Income tax expense 235 3 Depreciation and amortization 2,231 2,753 Stock option expense 294 202 Impairment/Write-down of gaming assets 116 379 Adjusted EBITDA/(LBITDA) $1,323 $(2,588) The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, and non-cash charges.

5.3 Strengthening Balance Sheet 24 5. Financial Information $US in thousands 3/31/2010 12/31/2009 Current Assets: Cash and Cash Equivalents $5,094 $4,190 Current Portion of Accounts Receivable 2,122 2,670 Inventories 956 621 Other Current Assets 5,592 6,835 Total Current Assets 13,764 14,316 Gaming Participation Equipment 25,750 26,507 Intangible Assets 2,925 3,110 Other Non-Current Assets 4,965 4,523 Total Assets $47,404 $48,456 Current Liabilities: Accounts Payable $1,162 $1,125 Notes Payable to Related Party, Current Portion 4,721 3,128 Other Current Liabilities 2,039 2,636 Total Current Liabilities 7,922 6,889 Notes Payable to Related Party, Net of Current 4,786 6,265 Other Non-Current Liabilities 2,170 1,895 Total Liabilities 14,878 15,049 Total Stockholder’s Equity 32,526 33,407 Total Liabilities & Stockholders $47,404 $48,456

5.4 Q2:10 Financial Outlook Quarterly sequential improvement in both total gaming machine participation revenue and consolidated adjusted EBITDA for the second quarter of 2010 driven by continued strength of its NagaWorld operations, an increasing installed machine base, and strict cost control. Based on cost containment initiatives and current scale of operations, SG&A cash expense in range of $1.5 to $1.8 million. Consolidated gaming machine installed base of approximately 1,500 seats as of June 30, 2010, including the remaining gaming machine seats at NagaWorld under the December 2009 expansion contract. 5. Financial Information 25

6. Investment Considerations Asian gaming markets are under-served and poised for growth with emerging middle and affluent classes with a strong propensity for gaming. Gaming participation business offers recurring daily revenue model with compelling long-term cash flow potential. Elixir Gaming has little viable competition in its markets for the gaming participation business. Success with partner NagaWorld in Cambodia provides strong revenue and cash flow contribution and builds credibility for Elixir Gaming as an operator. Philippine operations are stable and with targeted marketing initiatives, ramp-up of immature venues, and planned reallocation of gaming assets, the Company anticipates long-term growth in average WUD. Expansion into role of casino owner operator provides incremental long-term growth strategy to the gaming business with higher potential returns and greater operating control. Senior management team with strong industry and regional knowledge and relationships. Successfully completed restructuring of operations and promissory note resulting in dramatically reduced cost structure and improved financial flexibility. Elixir Gaming continues to evaluate business expansion opportunities for selective growth. 26